                       THE PAKISTAN INVESTMENT FUND, INC.

---------------------------------------------

OFFICERS AND DIRECTORS

Barton M. Biggs                           William G. Morton, Jr.
CHAIRMAN OF THE BOARD                     DIRECTOR
OF DIRECTORS                              J. Antonio Quila
Frederick B. Whittemore                   DIRECTOR
VICE-CHAIRMAN OF THE BOARD OF DIRECTORS   Altaf M. Saleem
Warren J. Olsen                           DIRECTOR
PRESIDENT AND DIRECTOR                    James W. Grisham
Peter J. Chase                            VICE PRESIDENT
DIRECTOR                                  Michael F. Klein
John W. Croghan                           VICE PRESIDENT
DIRECTOR                                  Harold J. Schaaff, Jr.
David B. Gill                             VICE PRESIDENT
DIRECTOR                                  Joseph P. Stadler
Graham E. Jones                           VICE PRESIDENT
DIRECTOR                                  Valerie Y. Lewis
John A. Levin                             SECRETARY
DIRECTOR                                  James R. Rooney
                                          TREASURER
                                          Belinda A. Brady
                                          ASSISTANT TREASURER

---------------------------------------------
U.S. INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
-----------------------------------------------------------------
PAKISTANI INVESTMENT ADVISER

International Asset Management Company Limited
Sidco Avenue Centre
6th Floor
Strachen Road
Karachi, Pakistan
-----------------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
-----------------------------------------------------------------
CUSTODIANS
Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank
770 Broadway
New York, New York 10003
-----------------------------------------------------------------
SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
-----------------------------------------------------------------
LEGAL COUNSEL
Rogers & Wells
200 Park Avenue
New York, New York 10166
-----------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

-----------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

                       ----------------------------------

                                      THE
                                    PAKISTAN
                                   INVESTMENT
                                   FUND, INC.

                             ---------------------

                                 ANNUAL REPORT
                               DECEMBER 31, 1996
                      MORGAN STANLEY ASSET MANAGEMENT INC.
                               INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
--------

For the year ended December 31, 1996 The Pakistan Investment Fund, Inc. had a total return, based on net asset value per share, -27.40% compared to -19.46% for the IFC Global Pakistan Total Return Index (the "Index"). For the period from the Fund's commencement of operations on December 27, 1993 through December 31, 1996, the Fund's total return was -66.05% compared with -49.26% for the Index. On December 31, 1996, the closing price of the Fund's shares on the New York Stock Exchange was $5 1/8 representing a 7.5% premium to the Fund's net asset value per share.

While the Fund's relative underperformance verses the IFC benchmark is disappointing, there are several mitigating factors worth underlining. First, and foremost, is the increasing concentration of the IFC Pakistan index. The top five stocks in the Index now equal 74.7%, a natural consequence of the sustained erosion in share prices over the past three years. The Fund has experienced a similar portfolio concentration, with its top five holdings comprising 50.6% of net assets. However, due to IRS diversification restraints, we are barred from matching the IFC's weighting in such core holdings as Fauji, Hubco, PSO and PTCL (the top four holdings in the Fund). As all four of these stocks outperformed the Index last year (including the much-maligned PTCL), our underweight levels led to our underperformance. A more appropriate benchmark would be the KSE dollar-based index which was down 24% for the year. It should also be said that despite the skewed IFC weightings, Pakistan is not a five stock country. As a country fund with a view towards the long term, we have chosen not to ignore such important sectors as textiles, banking, insurance, consumer goods, packaging and automobiles despite their negligible weightings and poor relative performance to date.

One should not forget as well the cumulative 17% currency devaluation that the Fund sustained this year. The Fund exists to invest in Pakistan with exposure there averaging 95% for the year. As a result of currency generation, the dollar-based performance has suffered.

Over the past year, the portfolio has gone through an aggressive restructuring. In a sometimes illiquid and very weak market, we were able to sell off 31 companies bringing the size of the portfolio down to a more manageable 22 core stocks. With the proceeds, we increased our positions in our core top four holdings (Fauji, PTCL, PSO and Hubco) while also diversifying into some of the peripheral sectors mentioned above. Our top ten holdings, representing 74% of the net assets of the Fund (compared to 50% a year ago) now comprise of large, liquid, index stocks which are largely defensive in nature and cover utilities (electricity, oil and gas and telecom), fertilizers, basic consumer non-durables and banking.

On the economic front the twin structural weaknesses of trade and fiscal deficits finally came to a head by the third quarter of 1996. Fiscal indiscipline and political expediencies caused complete derailment of the structural adjustment program launched in 1993 with the agreement of the IMF. Not only did the government lose credibility with the multinational lending agency but the damage caused to the domestic economy and investor confidence was substantial.

While the government continued to report progress in GDP growth, inflation and the budget deficit, this was achieved partially through a fortuitous upturn in the agricultural sector and partly by statistical sleight of hand. The industrial sector which drives the stock market took the full brunt of the government's poor economic policies. By the end of the third quarter the imbalances in the economy (a current account deficit of 6% of GDP and a budget deficit of 5%) could no longer by camoflouaged and a sharp decline in foreign exchange resources triggered a major crisis of confidence. It became clear that the increasing reliance on short-term, high cost debt, both domestic and external, could plunge the country towards potential default on debt servicing. The President was forced to dismiss the government of Benazir Bhutto and put in a technocratic caretaker administration to shore up the economy. But the damage had already been done. Moody's downgraded Pakistan's rating and the stock market, already buffeted by June's tax-heavy budget, swooned once again.

The ensuing turmoil has now exposed the schism in Pakistan's socio-political structure. On the eve of the fiftieth year of its independence, Pakistan stands at a major cross-roads in its history. The power shift from the elitist feudal establishment to the populist urban-industrial class is now clearly apparent. Despite its reluctance, the military is now set to play a more active role in stabilizing the fragmented body-politic. With its policy role now institutionalized, it should be well placed to reign in the corruptive tendencies of Pakistani politicians before they get out of hand. With a slight nod to Indonesia and Singapore, President Farooq Leghari and the military establishment seem to be moving in the direction of guided democracy as the appropriate means for Pakistan to reach its full potential. Elections are set to be held this February, and with the IMF now in full support of the government's restructuring efforts together with the increased and formalized powers of the military and the President, the incoming prime minister will be forced to carry through with the still nascent reform process.

It is this supposition that lies at the core of our optimism for 1997. The policy initiatives launched by the present caretaker administration could very well lead to a significant improvement in economic performance over the next 12-18 months. The immediate challenge facing the government is to manage its external account weakness by boosting export earnings so that the unblemished debt servicing record of the country is maintained. Second and equally important, is the need to reduce fiscal imbalances by significantly curtailing government expenditure so that a basic stability is achieved in the macro-economic environment whereby private enterprise can again begin playing a meaningful role in building up the long term capital-base of the country.

Already, the positive impact of the devaluations is becoming visible with exports for the first six months of the year having risen 16% on a yearly basis, while import growth has been more or less flat. Such progress on the external account is extremely good news for the reform process because it goes to the heart of what precipitated the recent foreign exchange crisis. Export growth (which was negligible last year) leads to an improved current account, reserve expansion and inevitably increased confidence.

If the government is able to show progress in achieving critical targets agreed with the IMF by June 1997, Pakistan would become eligible for the Enhanced Structural Adjustment Facility (ESAF). This is a large, low cost, medium term loan which will provide the necessary breathing space to the government for pushing through key programs as related to privatization, taxation and tariff reforms, reduction in bureaucracy and financial sector restructuring. One key leading indicator in this regard is government bank borrowing. Over the next few months, reduction in this indicator will be the clearest signal of progress. It would also allow the central bank to reduce interest rates from their present high level of 17% and ease credit to the private sector in order to gradually reflate the economy.

At the current levels of the low 1300s the market is near its technical low, significantly discounting both political and economic uncertainty. As noted in our third quarter report, notwithstanding the magnitude of the economic problems, the KSE 100 Index managed to remain above the 1300 level throughout 1996. The fact that Standard & Poor's Pakistan rating, released after the initiation of new economic policies, has not been down-graded supports our view of an improving outlook ahead. The market should react positively to a new administration and move up by the end of the first quarter. If the government policies now being put in place manifest themselves in consistent improvement in key economic indicators during the second quarter of 1997, this will help underpin a more sustainable rise.

It is certainly not valuation which is holding the market back. At 7.5 times expected 1997 earnings, underpinned by improving earnings growth, the Pakistan market is by far the cheapest in Asia. Earnings growth is being driven by strong sales and operating profit growth in benchmark sectors such as fertilizers, oil and gas and telecommunications. Any improvement in the political and economic scenario should allow investors to focus on solid corporate earnings prospects.

We will continue to position the Fund towards blue-chip stocks with above average earnings growth. Compared to the market's 1997 earnings growth estimate of 12%, the average earnings growth forecast for our top ten holdings is over 20% in US dollar terms, providing significant upside as the market improves. We continue to focus on our top four holdings of Fauji Fertilizer, Pakistan State Oil, Hubco and PTCL. Despite the overall underperformance of the fund, our top four holdings all outperformed the Index. As we will be limited from significantly increasing our exposure in these stocks, we have recently focused attention on developing a portfolio of smaller, second tier stocks. To name a few: Lever Brothers, the consumer products manufacturer; PakSuzuki, automobiles; Faysal Bank, a leading commercial bank; and Gaddoon textile, a manufacturer of cotton and synthetic yarns. While we should expect the large cap/ blue chip stocks to be leading the market's rally, we also believe that there is now considerable value in some of the smaller, less visible companies. Increasingly, the focus of the Fund will be on these companies.

Sincerely,

           [SIGNATURE]
Warren J. Olsen
PRESIDENT AND DIRECTOR

         [SIGNATURE]
Marianne L. Hay
SENIOR PORTFOLIO MANAGER

          [SIGNATURE]
Landon Thomas
PORTFOLIO MANAGER

January 1997

--------------------------------------------------------------------------------
MORGAN STANLEY GROUP INC., THE DIRECT PARENT COMPANY OF THE FUND'S INVESTMENT ADVISER, MORGAN STANLEY ASSET MANAGEMENT INC., RECENTLY ANNOUNCED ITS INTENTION TO MERGE WITH DEAN WITTER, DISCOVER & CO. TO FORM MORGAN STANLEY, DEAN WITTER, DISCOVER & CO. IT CURRENTLY IS ANTICIPATED THAT THE TRANSACTION WILL CLOSE IN MID-1997. THEREAFTER, MORGAN STANLEY ASSET MANAGEMENT INC. WILL BE A SUBSIDIARY OF MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

The Pakistan Investment Fund, Inc.
Investment Summary as of December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION
                                                     TOTAL RETURN (%)
                       ----------------------------------------------------------------------------

                           MARKET VALUE (1)        NET ASSET VALUE (2)           INDEX (1)(3)
                       ------------------------  ------------------------  ------------------------
                                      AVERAGE                   AVERAGE                   AVERAGE
                        CUMULATIVE     ANNUAL     CUMULATIVE     ANNUAL     CUMULATIVE     ANNUAL
                       ------------------------  ------------------------  ------------------------
ONE YEAR                    -2.38%       -2.38%      -27.40%      -27.40%      -19.46%      -19.46%
SINCE INCEPTION*           -63.52%      -28.44%      -66.05       -30.12%      -49.26       -20.22%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 YEARS ENDED DECEMBER 31:
                                 1993*            1994             1995             1996
Net Asset Value Per Share           $ 14.03          $ 11.42           $ 6.57           $ 4.77
Market Value Per Share               $15.50            $9.00            $5.25           $ 5.13
Premium/(Discount)                    10.5%           -21.2%           -20.1%             7.5%
Income Dividends                          -            $0.03           $0.00#                -
Cap Gains Distributions                   -                -           $0.00#                -
Fund Total Return (2)                -0.50%          -18.36%          -42.43%          -27.40%
Index Total Return (1)(3)               N/A           -8.51%          -31.14%          -19.46%

(1) Assumes dividends and distributions, if any, were reinvested.

(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.

(3) The IFC Global Pakistan Total Return Index is an unmanaged index of common stocks.

 * The Fund commenced operations on December 27, 1993.
 # Amount is less than $0.01 per share.

The Pakistan Investment Fund, Inc.
Investment Summary as of December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO INVESTMENTS DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equity Securities            96.2%
Short-Term Investments        3.8%

--------------------------------------------------------------------------------

SECTORS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Automobiles                      2.2%
Banking                          6.9%
Chemicals                       24.0%
Energy Sources                  14.1%
Health & Personal Care           2.5%
Forest Products & Paper          2.6%
Insurance                        1.5%
Telecommunications              11.9%
Textiles & Apparel               6.4%
Utilities - Electrical &
Gas                             21.5%
Other                            6.4%

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS

                                               PERCENT OF
                                               NET ASSETS
                                              -------------
       1.  Fauji Fertilizer Co. Ltd.                14.0%
       2.  Pakistan State Oil Co. Ltd.              12.8
       3.  Hub Power Co.                            12.0
       4.  Pakistan Telecommunications              11.8
       5.  Engro Chemicals Ltd.                      5.0

                                               PERCENT OF
                                               NET ASSETS
                                              -------------

       6.  Sui Southern Gas                          4.4%
       7.  Sui Northern Gas                          4.1
       8.  Fauji Jordan Fertilizer Co. Ltd.          3.7
       9.  Muslim Commercial Bank Ltd.               3.2
      10.  Nishat Mills Ltd.                         3.0
                                              -------------
                                                    74.0%
                                              -------------
                                              -------------

FINANCIAL STATEMENTS
---------

STATEMENT OF NET ASSETS
---------

DECEMBER 31, 1996

                                                                     VALUE
                                                   SHARES            (000)
-----------------------------------------------------------------
-------------
PAKISTANI COMMON STOCKS (95.8%)
(Unless otherwise noted)
--------------------------------------------------
----------
APPLIANCES & HOUSEHOLD DURABLES (0.9%)
  +Pel Appliances Ltd.                            814,010     U.S.$    518
                                                            --------------
-----------------------------------------------------------------
-------------
AUTOMOBILES (2.2%)
  Indus Motor Co. Ltd.                              2,500                1
  Pak Suzuki Motor Co. Ltd.                     1,236,000            1,218
                                                            --------------
                                                                     1,219
                                                            --------------
-----------------------------------------------------------------
-------------
BANKING (6.9%)
  +Askari Commercial Bank Ltd.                    890,120              533
  Faysal Bank Ltd.                              2,883,150            1,521
  +Muslim Commercial Bank Ltd.                  2,321,270            1,752
                                                            --------------
                                                                     3,806
                                                            --------------
-----------------------------------------------------------------
-------------
BUILDING MATERIALS & COMPONENTS (0.1%)
  +Dandot Cement Co. (Rights)                     284,562               36
                                                            --------------
-----------------------------------------------------------------
-------------
CHEMICALS (24.0%)
  Engro Chemicals Ltd.                            827,795            2,778
  Fauji Fertilizer Co. Ltd.                     4,619,000            7,779
  +Fauji Jordan Fertilizer Co. Ltd.             6,000,000            2,051
  +ICI Pakistan Ltd. (Rights)                     385,125               67
  Sitara Chemicals Industries Ltd.                639,630              598
                                                            --------------
                                                                    13,273
                                                            --------------
-----------------------------------------------------------------
-------------
ENERGY SOURCES (14.1%)
  Pakistan Oilfields Ltd.                         471,463              765
  Pakistan State Oil Co. Ltd.                   1,094,600            7,073
                                                            --------------
                                                                     7,838
                                                            --------------
-----------------------------------------------------------------
-------------
FINANCIAL SERVICES (1.1%)
  Orix Leasing                                    520,590              610
  PIL Corp. Ltd.                                   50,600               20
  Trust Modaraba Ltd.                               3,200               --
                                                            --------------
                                                                       630
                                                            --------------
-----------------------------------------------------------------
-------------
FOREST PRODUCTS & PAPER (2.6%)
  Century Paper & Board                         2,071,465            1,240
  +Packages Ltd.                                  150,200              185
                                                            --------------
                                                                     1,425
                                                            --------------
-----------------------------------------------------------------
-------------
HEALTH & PERSONAL CARE (2.5%)
  Lever Brothers                                   85,680            1,392
                                                            --------------
-----------------------------------------------------------------
-------------
INDUSTRIAL COMPONENTS (0.1%)
  +General Tyres & Rubber Co.                     134,900               51
                                                            --------------
-----------------------------------------------------------------
-------------
INSURANCE (1.5%)
  Adamjee Insurance Co. Ltd.                      378,532              824
                                                            --------------
-----------------------------------------------------------------
-------------

                                                                     VALUE
                                                   SHARES            (000)

---------------------------------------------------------
------------
TELECOMMUNICATIONS (11.9%)
  +Pakistan Telecommunications Corp 'A'         7,629,000    U.S.$   4,778
  +Pakistan Telecommunications Corp. GDR           27,950            1,733
  *T.F. Payphones Ltd.                            350,000              110
                                                            --------------
                                                                     6,621
                                                            --------------
-----------------------------------------------------------------
-------------
TEXTILES & APPAREL (6.4%)
  *+Artistic Denim (IPO)                        1,250,000              530
  +Crescent Textile Mills Ltd.                  1,147,440              372
  Gadoon Textile Mills                            670,000              535
  +Ibrahim Fibre Limited                        2,000,000              429
  +Nishat Mills Ltd.                            4,190,911            1,673
  *Saif Textiles                                      100               --
                                                            --------------
                                                                     3,539
                                                            --------------
-----------------------------------------------------------------
-------------
UTILITIES -- ELECTRICAL & GAS (21.5%)
  +Hub Power Co.                                8,480,000            6,622
  +Karachi Electric Supply Corp.                1,155,000              540
  Nishat Tek Ltd.                                     555               --
  +Nishat Tek Ltd. (Rights)                            17               --
  +Sui Northern Gas                             3,019,298            2,298
  Sui Southern Gas                              4,072,863            2,439
                                                            --------------
                                                                    11,899
                                                            --------------
-----------------------------------------------------------------
-------------
TOTAL PAKISTANI COMMON STOCKS
(Cost U.S. $92,145)                                                 53,071
                                                            --------------
-----------------------------------------------------------------
-------------
                                                   AMOUNT
                                                    (000)
---------------------------------------------------------
------------
FOREIGN CURRENCY ON DEPOSIT
   WITH CUSTODIAN (2.7%)
  Pakistani Rupee
  (Cost U.S. $1,512)                      PKR       60,599           1,512
                                                            --------------
-----------------------------------------------------------------
-------------
SHORT-TERM INVESTMENT (1.1%)
REPURCHASE AGREEMENT (1.1%)
  Chase Securities, Inc. 5.95%, date
   12/31/96, due 1/2/97,to be
   repurchased at U.S. $580,
   collateralized by U.S. $555 United
   States Treasury Bonds 7.25%, due
   5/15/96, valued at U.S. $592 (Cost
   U.S. $580)                                   U.S. $580              580
                                                            --------------
-----------------------------------------------------------------
-------------
TOTAL INVESTMENTS (99.6%)
  (Cost U.S. $94,237)                                               55,163
                                                            --------------
-----------------------------------------------------------------
-------------
OTHER ASSETS (1.6%)
  Dividends Receivable                           U.S.$422
  Receivable for Investments Sold                     406
  Deferred Organization Costs                          35
  Other Assets                                         11              874
                                                            --------------
-----------------------------------------------------------------
-------------

    The accompanying notes are an integral part of the financial statements.

                                                   AMOUNT           AMOUNT
                                                    (000)            (000)
---------------------------------------------------------
------------
LIABILITIES (-1.2%)
  Payable for:
    Investments Purchased                 U.S.$       (277)
    Bank Overdraft                                    (98)
    Custodian Fees                                    (67)
    U.S. Investment Advisory Fees                     (50)
    Professional Fees                                 (48)
    Shareholder Reporting Expenses                    (46)
    Directors' Fees and Expenses                      (20)
    Pakistani Investment Advisory Fees                (19)
    Administrative Fees                               (13)   U.S.$   (638)
                                          --------------------------------
-----------------------------------------------------------------
-------------
NET ASSETS (100%)
  Applicable to 11,604,792, issued and
   outstanding U.S. $0.01 par value
   shares (100,000,000 shares
   authorized)                                               U.S.$  55,399
                                                            --------------
                                                            --------------
-----------------------------------------------------------------
-------------
NET ASSET VALUE PER SHARE                                    U.S.$    4.77
                                                            --------------
                                                            --------------
-----------------------------------------------------------------
-------------
AT DECEMBER 31, 1996, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------
  Common Stock                                                U.S.$    116
  Capital Surplus                                                  163,055
  Accumulated Net Investment Loss                                      (36)
  Accumulated Net Realized Loss                                    (68,609)
  Unrealized Depreciation on Investments
   and Foreign Currency Translations                               (39,127)
--------------------------------------------------------------------------
TOTAL NET ASSETS                                             U.S.$  55,399
                                                            --------------
                                                            --------------
-----------------------------------------------------------------
-------------

+  -- Non-income producing.

*  -- Security valued at fair value--see note A-1 to financial statements.

GDR -- Global Depositary Receipt.

December 31, 1996 exchange rate-Pakistani Rupee (PKR) 40.0799 = U.S. $1.00

    The accompanying notes are an integral part of the financial statements.

                                                                                                 YEAR ENDED
                                                                                              DECEMBER 31, 1996
STATEMENT OF OPERATIONS                                                                             (000)
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends...............................................................................     U.S.$ 1,369
    Interest................................................................................              57
    Less: Foreign Taxes Withheld............................................................            (186)
---------------------------------------------------------------------------------------------------------------
      Total Income..........................................................................           1,240
---------------------------------------------------------------------------------------------------------------
EXPENSES
    U.S. Investment Advisory Fees...........................................................             743
    Custodian Fees..........................................................................             295
    Pakistani Investment Advisory Fees......................................................             222
    Administrative Fees.....................................................................             155
    Professional Fees.......................................................................              91
    Shareholder Reporting Expenses..........................................................              63
    Directors' Fees and Expenses............................................................              40
    Amortization of Organization Costs......................................................              18
    Transfer Agent Fees.....................................................................              13
    Other Expenses..........................................................................              65
---------------------------------------------------------------------------------------------------------------
      Total Expenses........................................................................           1,705
---------------------------------------------------------------------------------------------------------------
          Net Investment Loss...............................................................            (465)
---------------------------------------------------------------------------------------------------------------
NET REALIZED LOSS
    Investment Securities Sold..............................................................         (46,658)
    Foreign Currency Transactions...........................................................            (614)
---------------------------------------------------------------------------------------------------------------
          Net Realized Loss.................................................................         (47,272)
---------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
    Appreciation on Investments.............................................................          26,941
    Depreciation on Foreign Currency Translations...........................................             (24)
---------------------------------------------------------------------------------------------------------------
          Change in Unrealized Appreciation/Depreciation....................................          26,917
---------------------------------------------------------------------------------------------------------------
Total Net Realized Loss and Change in Unrealized Appreciation/Depreciation                           (20,355)
---------------------------------------------------------------------------------------------------------------
    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS....................................    U.S.$(20,820)
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

                                                                             YEAR ENDED          YEAR ENDED
                                                                          DECEMBER 31, 1996   DECEMBER 31, 1995
STATEMENT OF CHANGES IN NET ASSETS                                              (000)               (000)
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
    Net Investment Loss.................................................    U.S.$   (465)       U.S.$   (356)
    Net Realized Loss...................................................         (47,272)            (22,179)
    Change in Unrealized Appreciation/Depreciation......................          26,917             (33,673)
---------------------------------------------------------------------------------------------------------------
    Net Decrease in Net Assets Resulting from Operations................         (20,820)            (56,208)
---------------------------------------------------------------------------------------------------------------
Distributions:
    Net Investment Income...............................................              --                 (22)
    In Excess of Net Investment Income..................................              --                  (6)
    Net Realized Gain...................................................              --                 (28)
---------------------------------------------------------------------------------------------------------------
    Total Distributions.................................................              --                 (56)
---------------------------------------------------------------------------------------------------------------
    Total Decrease......................................................         (20,820)            (56,264)
Net Assets:
    Beginning of Year...................................................          76,219             132,483
---------------------------------------------------------------------------------------------------------------
    End of Year (including accumulated net investment loss of U.S. $36
     and $27, respectively).............................................    U.S.$ 55,399        U.S.$ 76,219
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                                                                  PERIOD FROM
                                                                                                 DECEMBER 27,
                                                        YEAR ENDED DECEMBER 31,                    1993* TO
                                          ---------------------------------------------------    DECEMBER 31,
SELECTED PER SHARE DATA AND RATIOS:            1996              1995              1994              1993
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....       U.S.$ 6.57       U.S.$ 11.42       U.S.$ 14.03    U.S.$   14.10
---------------------------------------------------------------------------------------------------------------
Offering Costs..........................               --                --             (0.01)           (0.07)
---------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)............            (0.04)            (0.02)             0.02               --#
Net Realized and Unrealized Loss on
 Investments............................            (1.76)            (4.83)            (2.78)              --
---------------------------------------------------------------------------------------------------------------
    Total From Investment Operations....            (1.80)            (4.85)            (2.76)              --
---------------------------------------------------------------------------------------------------------------
Distributions:
    Net Investment Income...............               --             (0.00)#           (0.02)              --
    In Excess of Net Investment
      Income............................               --             (0.00)#           (0.01)              --
    Net Realized Gain...................               --             (0.00)#              --               --
---------------------------------------------------------------------------------------------------------------
    Total Distributions.................               --             (0.00)#           (0.03)              --
---------------------------------------------------------------------------------------------------------------
Increase in Net Asset Value due to
 Repurchase of Shares...................               --                --              0.19               --
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..........       U.S.$ 4.77        U.S.$ 6.57       U.S.$ 11.42    U.S.$   14.03
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD...       U.S.$ 5.13        U.S.$ 5.25       U.S.$  9.00    U.S.$   15.50
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
    Market Value........................            (2.38)%          (41.63)%          (41.76)%           9.93%
    Net Asset Value (1).................           (27.40)%          (42.43)%          (18.36)%          (0.50)%
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)...      U.S.$55,399       U.S.$76,219      U.S.$132,483     U.S.$177,410
---------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net
 Assets.................................             2.30%             2.20%             1.93%            2.51%**
Ratio of Net Investment Income (Loss) to
 Average Net Assets.....................            (0.63)%           (0.36)%            0.15%            0.41%**
Portfolio Turnover Rate.................               28%               15%                2%               0%
Average Commission Rate (2).............      U.S.$0.0077               N/A               N/A              N/A
---------------------------------------------------------------------------------------------------------------
 * Commencement of operations.
 ** Annualized.
 # Amount is less than U.S.$0.01 per share.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.
(2) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged. For the year ended December 31, 1996, the average commission rate paid on trades where commissions were charged was
    1.02% of the trade amount.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996

------------

    The Pakistan Investment Fund, Inc. (the "Fund") was incorporated on January 14, 1992, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

    The Fund has been granted an exemption from taxation on gains realized on sales of equity securities quoted on any Pakistani exchange. While this exemption is applicable for an indefinite period, there is no assurance that it will not be revoked in the future.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Pakistani rupees are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

      - investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

      - investment transactions and investment income at the prevailing rate of exchange on the dates of such transactions.

    Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

    Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into forward foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gains on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Distributions to shareholders are recorded on the ex-date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions, net operating losses and the timing of the recognition of losses on securities.

    Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

    Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Asset Management Inc. (the "U.S. Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the U.S. Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

C. International Asset Management Company Limited (the "Pakistani Adviser") provides investment advice, research and assistance on behalf of the Fund to Morgan Stanley Asset Management Inc. under terms of a contract. Under the contract, the Pakistani Adviser is paid a fee computed weekly and paid monthly at an annual rate of .30% of the Fund's average weekly net assets.

D. The Chase Manhattan Bank, through its affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of .06% of the Fund's average weekly net assets, plus $100,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator. The Chase Manhattan Bank, acts as custodian for the Fund's assets held in the United States.

E. Morgan Stanley Trust Company (the "International Custodian"), an affiliate of the Adviser, acts as custodian for the Fund's assets held outside the United States in accordance with a Custody Agreement. International Custodian fees are payable monthly based on Fund assets under custody plus an amount for each transaction effected. For the year ended December 31, 1996, international custodian fees totaled $291,000, of which $66,000 was payable to the International Custodian at December 31, 1996. In addition, for the year ended December 31, 1996, the Fund has incurred interest expense of $13,000 on balances with the International Custodian.

F. During the year ended December 31, 1996, the Fund made purchases and sales totaling $20,043,000 and $20,262,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At December 31, 1996, the U.S. Federal income tax cost basis of securities was $92,728,000 and accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $39,077,000, of which $181,000 related to appreciated securities and $39,258,000 related to depreciated securities. At December 31, 1996, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $68,246,000 available to offset future capital gains of which $11,037,000 will expire on December 31, 2003, and $57,209,000 will expire on December 31, 2004. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. For the year ended December 31, 1996, the Fund expects to defer to January 1, 1997 for U.S. Federal income tax purposes, post-October currency losses of $42,000 and post-October capital losses of $360,000.

G. In connection with its organization and initial public offering of shares, the Fund incurred $89,000 of organization costs. The organization costs are being amortized on a straight line basis over a five-year period beginning December 27, 1993, the date the Fund commenced operations.

H. A significant portion of the Fund's net assets consist of equity securities and currency denominated in Pakistani rupees. Changes in currency exchange rates will affect the value of and investment income from such investments. Pakistani securities are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Pakistani securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Accordingly, the price which the Fund may realize upon Sale of Securities in such markets may not be equal to its value as presented in the financial statements.

I. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at December 31, 1996 totaled $13,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

REPORT OF INDEPENDENT ACCOUNTANTS

---------
To the Shareholders and Board of Directors of The Pakistan Investment Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Pakistan Investment Fund, Inc. (the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period December 27, 1993 (commencement of operations) through December 31, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York 10036

February 10, 1997

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.
    Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.
    The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends and distributions.
    In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.
    Participants who wish to withdraw from the Plan should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                           The Pakistan Investment Fund, Inc.
                            American Stock Transfer & Trust Company
                            Dividend Reinvestment and Cash Purchase Plan
                            40 Wall Street
                            New York, NY 10005
                            1-800-278-4353